Exhibit 10.10

AMENDMENT

TO THE

ENTERPRISE SERVICES EXECUTIVE DEFERRED COMPENSATION PLAN

This AMENDMENT to the Enterprise Services Executive Deferred Compensation Plan, effective as of April 1, 2017 (the “Plan”), shall be effective as of April 3, 2017.

W I T N E S S E T H:

WHEREAS, DXC Technology Company (the “Company”) maintains the Plan and has the power to amend the Plan and now wishes to do so;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.	The following sentence is added to the end of the first paragraph of the Plan:

“As of April 3, 2017, the Plan is frozen to new participants.”

2.	A new Section 4.4 is added to the Plan to read as follows:

“4.4    Elimination of HPE Matching Contributions.    Notwithstanding any Plan provisions to the contrary, no HPE Matching Contributions shall be credited under the Plan with respect to periods of employment on or after April 3, 2017.”

3.	In all other respects not amended, the Plan is hereby ratified and confirmed.

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IN WITNESS WHEREOF, the Company has caused this Amendment to be signed as of the date set forth above.

DXC TECHNOLOGY COMPANY

By:	/s/ Eduardo J. Nunez
Eduardo J. Nunez
Senior Vice President, Human Resources